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                                                                   Exhibit 10.48

                                                   MERS MIN:8000101-0000002500-6

                                 PROMISSORY NOTE

$12,025,000.00                                                New York, New York
                                                                February 6, 2006

          FOR VALUE RECEIVED, COLE MT DENVER CO, LLC, a Delaware limited liability company, having its principal place of business at 2555 E. Camelback Road, Ste. 400, Phoenix, Arizona 85016, a maker hereunder (referred to herein as "BORROWER"), hereby unconditionally promises to pay to the order of BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, as payee, having an address at 383 Madison Avenue, New York, New York 10179 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWELVE MILLION TWENTY FIVE THOUSAND AND 00/100 DOLLARS ($12,025,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                                    ARTICLE 1

                                  PAYMENT TERMS

          Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date. This Note shall be the "Note" as defined in the Loan Agreement.

                                    ARTICLE 2

                            DEFAULT AND ACCELERATION

          The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid within five (5) days of the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                                    ARTICLE 3

                                 LOAN DOCUMENTS

          This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

                                    ARTICLE 4

                                 SAVINGS CLAUSE

          Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to

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Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied (without prepayment penalty or premium or any Yield Maintenance Premium) toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

                                    ARTICLE 5

                                 NO ORAL CHANGE

          This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                                    ARTICLE 6

                                     WAIVERS

          Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind except with respect to matters for which any of the Loan Documents specifically provides for the giving of notice by Lender to Borrower. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a limited liability company, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the members comprising the company, and the term "Borrower," as used herein, shall include any alternate or successor company, but any predecessor company shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such entity which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)

                                    ARTICLE 7

                                    TRANSFER

          Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer except as provided in the Loan Agreement, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall from that date forward forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

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                                    ARTICLE 8

                                   EXCULPATION

          The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                                    ARTICLE 9

                                  GOVERNING LAW

          THIS NOTE SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED AND SHALL IN ALL RESPECTS BE GOVERNED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED AND APPLICABLE FEDERAL LAWS.

                                   ARTICLE 10

                                     NOTICES

          All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

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          IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                        BORROWER:

                                        COLE MT DENVER CO, LLC, a Delaware
                                        limited liability company

                                        By: Cole REIT Advisors II, LLC, a
                                            Delaware limited liability company,
                                            its manager


                                        By: /s/ John M. Pons
                                            ------------------------------------
                                        Name: John M. Pons
                                        Title: Senior Vice President

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                                 ACKNOWLEDGMENT

STATE OF Arizona     )
                     ) ss.
COUNTY OF Maricopa   )

     The foregoing instrument was acknowledged before me this 3rd day of February, 2006 by John M. Pons, as Senior Vice President of Cole REIT Advisors II, LLC, a Delaware limited liability company, in its capacity as the manager of Cole MT Denver CO, LLC, a Delaware limited liability company.

     Witness my hand and official seal.

     My commission expires: 9/3/08


                                        /s/ Mary D. Bates
                                        ----------------------------------------
                                        Notary Public